                                                                 EXHIBIT 10.19

PORTIONS OF THIS EXHIBIT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE
MARKED BY [    ] AND THE PAGES ON WHICH THEY APPEAR CONTAIN AN * IN THE UPPER
RIGHT HAND CORNER. THE CONFIDENTIAL INFORMATION OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     DEBIT TELECOMMUNICATIONS SERVICES AGREEMENT


     This Debit Telecommunication Services Agreement (the "Agreement") dated this 4th day of August, 1998 (the "Effective Date"), is made by and among Canmax Telecom Inc., a Texas corporation ("Customer") and Canmax Inc., a Wyoming corporation ("Guarantor") both having their principal office at 150 West Carpenter Freeway, Irving, Texas 75039 ("Customer") and PT-1 Communications, Inc., a New York corporation, having its principal office at 30-50 Whitestone Expressway, Flushing, New York 11354.

                                 W I T N E S S E T H:

     WHEREAS, PT-1 is in the business of providing long distance telecommunications services on a wholesale and retail basis including through the sale of long distance prepaid calling cards ("Prepaid Cards");

     WHEREAS, Customer desires to begin marketing and selling long distance prepaid calling cards;

     WHEREAS, the parties desire to enter into this Agreement pursuant to which PT-1 will provide certain telecommunication services to Customer relating to Prepaid Cards and Guarantor will guarantee certain obligations of Customer hereunder.

                                 A G R E E M E N T S

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

1.   SERVICES TO BE PROVIDED BY PT-1

     a. GENERAL DESCRIPTION. Customer intends to produce, market and sell (or provide on a promotional basis) various applications of fixed dollar Prepaid Cards ("Dollar Cards") and minute based Prepaid Cards ("Minute Cards"). PT-1 agrees to provide a Customer certain long distance telephone services in connection with Prepaid Cards. Specifically, PT-1 will provide a toll free telephone access number for each application of Prepaid Cards, a Personal Identification Number ("PIN") for each Prepaid Card and act as the long distance provider for users of the Prepaid Cards. These services will permit users of a Minute Card to place


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

          domestic long distance telephone calls and users of a Dollar Card to place domestic and international telephone long distance calls as long as their PIN number is still valid by dialing the toll free access number and entering the assigned PIN number. Dollar Cards may also include Prepaid Cards that are used to originate long distance telephone service abroad. Exhibit A sets forth the applications of Prepaid Cards for which PT-1 initially will provide the foregoing services. During the term of this Agreement, Customer and PT-1 mutually may agree to add additional Prepaid Card applications to Exhibit A. Customer acknowledges that references herein to "toll free" access numbers are intended to mean "800", "888" or similar numbers as currently in effect. PT-1's obligation shall not change in the event the FCC or any governmental body requires users of payphones to make payments in order to access such numbers at payphones.

     b. MINUTE CARDS. In the case of Minute Cards, PT-1 will debit the face value of the Minute Card by the number of minutes of the call made by the Minute Card user. When the total minutes subtracted from a particular Minute Card equal to the face amount of Minute Card, the PIN will cease to be valid and no further call attempts with such Minute Card will be completed. PT-1 will determine the rounding rules for fractional minutes of calls. Initially, calls will be rounded up to a full minute for Minute Cards. The expiration dates for the various applications of Minute Cards are set forth in Exhibit A.

     c. DOLLAR CARDS. In the case of Dollar Cards, PT-1 will debit the face value of the Dollar Card by the amount of each call's charges, based upon the rate schedule for the particular application set forth in Exhibit B attached herein (the "Dollar Card Rates"). Exhibit B sets forth the rate per minute, any additional first minute charge, any monthly or other service charge, additional charges for payphone use and rounding rules for each application of Dollar Cards. PT-1 will determine the rounding rules for fractional minutes of calls. Initially, calls will be rounded up to a full minute for Dollar Cards. The expiration dates for the various applications of Dollar Cards are set forth in Exhibit A. When the call charges subtracted from a particular Dollar Card's PIN amount to the total predetermined value of that Dollar Card or an amount which leaves an insufficient balance to complete a call, that PIN will cease to be valid and no further call attempts with such Dollar Card/PIN will be completed. PT-1, in its sole discretion, may modify the Dollar Card Rates for any application of Dollar Cards upon providing 5 business days notice to Customer and, in such event, any modification shall apply to all such application including Dollar Cards that have already been sold to end users but continue to have outstanding PIN balances.

2.   PURCHASE PRICE PAID BY CUSTOMER; PAYMENT FOR PINS

     a. PURCHASE PRICE, PINS FOR MINUTE CARDS. For each PIN that is issued and activated by PT-1 for use on a Minute Card, Customer shall pay to PT-1 an amount equal to the per minute rate set forth in Exhibit C attached hereto ("Minute Card Rate") multiplied by the face of the Minute Card. PT-1 may


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

          change the Minute Card Rate at any time, in its sole discretion, upon five business days notice to Customer.

     b. PURCHASE PRICE, PINS FOR DOLLAR CARDS. For each PIN that is issued and activated by PT-1 for use on a Dollar Card, Customer shall pay to PT-1 an amount equal to the discount percentage set forth in Exhibit D attached hereto ("Dollar Card Discount") multiplied by the face amount of the Dollar Card. PT-1 may change the Dollar Card Discount at any time, in its sole discretion, upon provision of five business days notice to Customer. Notwithstanding PT-1's right to change the Dollar Card Discount and its right pursuant to Section 1(c) to change the Dollar Card Rates, Customer shall have the following rights (hereinafter, referred to as the "Option Rights"): (i) with respect to any application of Dollar Cards used to originate long distance calls in the United States that are accessed by a toll free number, Customer shall have the right to require PT-1 to adjust the Dollar Card Rates and Dollar Card Discounts for such application to be identical to those that PT-1 applies to the Selected US Dollar Card (as defined herein). This right may be exercised by Customer no more frequently than once every 90 days upon 7 days written notice to PT-1; and (ii) with respect to any application of Dollar Cards used to originate long distance calls in Europe that are accessed by a toll free number, Customer shall have the right to require PT-1 to adjust the Dollar Card Rates and Dollar Card Discount for such application to be identical to those that PT-1 applies to the Selected European Dollar Card (as defined herein). This right may be exercised by Customer no more frequently than once every 90 days upon 7 days written notice to PT-1. For purposes of the foregoing, if Customer desires to exercise such right: (i) it may designate, as the Selected US Dollar Card, any specific application of Dollar Card that originates calls in the US with a toll free access number that is then being marketed by PT-1 for which PT-1 has had sales for the prior month to excess of $1 million; and (ii) it may designate, as the Selected European Dollar Card, any specific application of Dollar Card that originates calls in Europe with a toll free access number that is then being marketed by PT-1 for which PT-1 has had sales for the prior month in excess of $1 million. Upon Customer's reasonable request, PT-1 will provide Customer with the rates and prices for those Prepaid Cards that qualify to be selected as either the Selected US Dollar Card or the Selected European Dollar Card. Information set forth in the prior sentence shall be treated as Confidential Information pursuant to Section 8 of this Agreement.

     c. CREDIT AMOUNT, TIMING OF PAYMENTS. Section 3 below sets forth the process pursuant to which PINs will be issued by PT-1 and the manner in which the PINs would be activated. In general, payment for PINs (including the applicable Federal excise tax thereon) will be due prior to the time of activation. PT-1 will have no obligation to activate PINs for which payment (as well as the Federal excise tax thereon) has not been previously received. Notwithstanding the foregoing, in PT-1's sole discretion, it may extend to Customer a credit line not to exceed a specified maximum outstanding balance and require that credit extended be fully repaid within a specific number of days of the date the credit is extended.

          PT-1 shall have no obligation to provide long distance telephone service with respect to a PIN unless payment is received hereunder. Provided that Customer remains in compliance with all provisions of this Agreement and that there is no adverse change in the financial condition of Customer or Guarantor, PT-1 will extend the following credit terms to Customer: (i) Customer will be extended credit for purchases up to an aggregate of $250,000 provided that each extension of credit for a purchase is repaid within 7 calendar days of the date the credit is extended and the total amount of credit outstanding at any time does not exceed $250,000; and (ii) in addition, Customer will be extended additional credit for purchases up to an aggregate of $300,000 provided that each such extension of credit for a purchase is repaid within 21 days and such extension of credit will only apply in the case of purchase of PINs by Customer for Prepaid Cards which are resold by Customer to certain distributors specifically designated by PT-1, in its sole discretion. Further, the total amount of credit outstanding at any time pursuant to this subsection (ii) may not exceed $300,000. In addition, with regard to all of the foregoing extensions of credit, as determined appropriate by PT-1, PT-1 may require Customer and Guarantor to execute promissory notes or security agreements pledging their interest in the PINs, Prepaid Cards and any receivables from their purchasers. Further, Guarantor hereby unconditionally and irrevocably guarantees the prompt and timely payment by Customer of all amounts due hereunder including any obligation pursuant to Section 13. In the event of a default by Customer hereunder, PT-1, in its discretion, may proceed directly against Guarantor without first taking any action against or exhausting remedies with respect to Customer. Guarantor agrees that Customer's insolvency, bankruptcy or other inability to pay shall in no way constitute a defense for Guarantor.

3.   DELIVERY OF PINS, CARD PRODUCTION

     a. During the term of this Agreement, each time Customer desires for PT-1 to issue PINs, Customer will deliver in writing to PT-1: (1) the application(s) for which the PINS are requested; (2) the number of PINs requested; and (3) the denomination of the Prepaid Cards for the respective requested PINs. Any such request shall be for a minimum of at least 1,000 PINs. Provided that Customer is otherwise in compliance with this Agreement, that the PINs are requested for applications set forth on Exhibit A for which PT-1 has set end user rates pursuant to Section 1(b) or (c) herein, PT-1 will make reasonable efforts to deliver to Customer by E-mail or disk (sent in overnight mail), within two business days after such request, the requested PINs, in an inactive status. At such time as Customer desires for PT-1 to activate PINs that have been previously issued pursuant to this Section 3(a), Customer will deliver in writing to PT-1: (1) the PINs and respective control numbers requested to be activated; (2) the applications to which the PINs and control numbers related; and (3) the denomination of the Prepaid Cards for the respective PINs and control numbers. Any such request shall be for a minimum of at least 1,000 PINs. Provided that Customer is otherwise in compliance with this Agreement, has paid all amounts


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

          required under Section 2(c) above and that the PINs requested for activation are for applications under Exhibit A for which PT-1 has set end user rates pursuant to Sections 1(b) and (c), PT-1 will make reasonable efforts to activate such PINs within two business days after notification by the Customer. Customer acknowledges that Customer has an obligation to maintain security and management control of all PINs issued by PT-1, regardless of whether activated, the files containing them, and all Prepaid Cards bearing a PT-1 PIN throughout the production, printing, shipping and distribution process. Customer understands and agrees that PT-1 has no obligation to provide any telephone service with respect to PINs that are not activated. Any printer used by Customer to print the Prepaid Cards shall be subject to the prior approval of PT-1 but, notwithstanding the foregoing, Customer shall be responsible for all errors by Customer's printer and any theft, loss or fraudulent use of PINs or Prepaid Cards that occurs at any time after the inactive PINs are initially issued by PT-1. All title to and risk of loss with respect to PINs passes to Customer upon the initial issuance of the inactive PINs by PT-1 to Customer and Customer accepts all title to and risk of loss with respect to PINs upon the deliver of the inactive PINs.

     b. All orders for PINs placed by Customer are subject to PT-1's acceptance, to be given in PT-1's sole discretion. PT-1 will not be liable for any late penalties, liquidated, consequential, special, incidental or other damages or other liabilities of any kind relating to late issuance of activation of PINs.

4.   PT-1'S RESPONSIBILITIES

     a. Following its issuances of a PIN to Customer, PT-1 shall have no liability to Customer, any user of a Prepaid Card or any third party for any claims that a Prepaid Card or its PIN, whether or not activated, has been lost, stolen or fraudulently used.

     b. PT-1 shall be responsible for complying with all Federal and state regulations regarding long distance telephone service including all provisions regarding tariffs and certifications. PT-1 shall collect from Customer, in accordance with Section 2 (c), the Federal excise tax. Such Federal excise tax shall be added to the invoiced amount for the PIN. Provided current Federal laws and regulations remain in effect, if and to the extent applicable, PT-1 will be responsible for any Federal Universal Service Fund Charges or Payphone Compensation Charges that may apply to the use of the Prepaid Cards by end users (subject to PT-1's right to adjust end user rates and discount to obtain reimbursement for such charges). With respect to individual state sales taxes, Customer shall furnish PT-1 with a resale exemption certificate so that PT-1 will not be required to collect state sales tax from Customer.

     c. PT-1 will use reasonable efforts to be responsible to Customer's end users' complaints and inquiries regarding substantiated malfunctions of activated PINs. PT-1 reserves the right, in its sole discretion, to determine resolution of all


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

          complaints regarding use of Customer's Prepaid Cards. PT-1's customer service operations will be open during normal business hours at least five days per week to handle inquiries regarding malfunctions of activated PINs. On a monthly basis, PT-1 will provide to Customer those reports described in Exhibit E attached hereto.

5.   CUSTOMER'S RESPONSIBILITIES

     Customer shall have the following responsibilities, at no cost to PT-1:

     a. Customer shall have sole responsibility for all aspects of the production, printing, packaging, shipping and distribution of its Prepaid Cards, notwithstanding however, the content of the Prepaid Card and all art and copy related thereto shall be subject to the prior written approval of PT-1. Customer shall have sole responsibility and liability for any errors by its printer including the printer's failure to print the correct PIN, toll free access number or logos on the Prepaid Card or the printing of duplicate PINs. Customer shall have sole responsibility for any lost, stolen or fraudulently used PINs, whether or not activated, or Prepaid Cards that occurs at any time after PT-1's initial issuance of the inactive PIN.

     b. Customer shall be responsible for producing all advertising materials, sales scripts, broadcast materials, rate sheets and any other promotional or point of sale materials regarding its Prepaid Cards, all subject to the prior written approval of PT-1. Customer represents and warrants shall all such advertising, rate, promotional and point of sale materials, written or oral, will accurately, fully and fairly set forth the Prepaid Card's pricing and use and be in compliance with all state and Federal consumer and advertising laws.

     c. Customer agrees that all Prepaid Cards for which PT-1 issues PINs shall bear PT-1's name and its logo and shall refer to PT-1 as the long distance provider for such Prepaid Cards. PT-1's prior written approval shall be required for any use of PT-1-'s name or logo by Customer.

     d. Customer shall afford PT-1 and its representatives access to its premises during regular business hours to conduct unannounced inspection visits to ensure compliance with this Agreement.

     e. Customer will operate its business in a reputable manner in compliance with all applicable laws and will not engage in any conduct that would disparage the reputation of PT-1 or subject PT-1 to any liability to any third party.

6.   EXCLUSIVITY

     a. Nothing in this Agreement shall limit or restrict PT-1's right to sell or provide PINs, Prepaid Cards or other products or services to any distributors, retailers or other customers.


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

     b. During the term of this Agreement, Customer agrees that it and its affiliates will not singly, jointly or as a partner, member, agent, stockholder, investor, independent contractor or in any other capacity, directly, indirectly or beneficially (including by owning, managing, operating or participating in the ownership, management, operation or control of another entity) sell, distribute product or otherwise market Prepaid Cards or other prepaid products that relate to the provision of telecommunications services except through PT-1 pursuant to this Agreement. Notwithstanding the foregoing, Customer shall be permitted to continue to collect revenues from calling cards issued across the switch operated by USCommunications Services, Inc.; provided that no new calling cards may be issued by Customer which utilizes such network. In addition, notwithstanding the foregoing, Customer may acquire all of the outstanding stock or assets of any unaffiliated company ("Target") which, at the time of such acquisition, is subject to a binding agreement with a third party to obtain from such third party telecom services. In such event, following such acquisition, Target may continue to comply with the agreement with such third party, but the amount of telecom services obtained from such third party shall not be increased above the annualized amount of telecom services obtained by Target from such third party (based upon the monthly average during the three month period prior to the acquisition). In addition, notwithstanding the foregoing, Customer may acquire ownership of a switch to implement its own least cost routing and, upon seven business advance notice to PT-1, Customer shall be permitted to obtain long distance carrier service, in connection with its sale of Prepaid Cards, from another third party carrier ("Third Party Carrier") to the extent that Third Party Carrier offers to provide better rates than are being provided to Customer by PT-1 provided that, in such event: (i) Customer must offer to PT-1 the right for PT-1 to acquire the capacity at the identical rates then being offered by Third Party Carrier; and (ii) thereafter, Customer shall no longer be entitled to the Option Rights pursuant to Section 2(b) hereunder.

7.   INTENT OF AGREEMENT

     a. Customer is an independent contractor and is not PT-1's employee or agent for any purpose. Customer shall have no authority whatsoever, whether express or implied, to assume, create or incur any obligation or liability whatsoever on behalf or in the name of PT-1, and shall not in any way misrepresent PT-1's services or quote any prices not in PT-1's most current price list for any Prepaid Card for which a PIN is issued pursuant to this Agreement.

     b. PT-1 shall incur no responsibility or obligation to employees, independent contractors or other parties utilized by Customer to perform its obligations hereunder.

     c. Customer is responsible for all sales and marketing expenses and obligations incurred by it as a result of its efforts hereunder and shall not be entitled to any


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

          reimbursement for such expenses unless previously agreed to otherwise in writing.

8.   CONFIDENTIALITY, TRADE SECRETS

     a. During the term of this Agreement and for five years thereafter, each party shall regard and preserve as confidential all information related to the business of the other party or its parent, subsidiaries, or affiliated companies it receives as a result of this Agreement including the terms of this Agreement ("Confidential Information"). Each party agrees not to disclose any such Confidential Information without first obtaining the other party's prior written consent. Confidential Information does not include information that (a) becomes generally available to the public other than as a result of a disclosure in breach of this agreement by any of the parties receiving such information or their respective agents, (b) was available on a non-confidential basis prior to its disclosure by the party to which it relates, (c) becomes available to a party on a non-confidential basis from a source other than the party to which it relates who is not bound by a confidentiality agreement with such party, or (d) is required to be disclosed by applicable law, provided, however that in the event such disclosure is required, the parties shall cooperate to seek confidential treatment of such information, if
          available.   Nothing in this Section 8 shall be deemed to restrain
          either party from disclosing such Confidential Information to the extent necessary in connection with any filings by either party or any affiliate thereof with the Securities and Exchange Commission. Notwithstanding the foregoing, neither party shall disclose in any press release or filing (other than a regulatory filing by PT-1) any of the rate or discount information set forth in the exhibits to this Agreement.

     b. Each party agrees to use the Confidential Information only for the purposes of fulfilling its obligations under this Agreement. No other rights or licenses to trademarks, inventions, copyrights, or patents, are implied or granted under this Agreement. Each party shall use the same care to avoid disclosure or any unauthorized use of the Confidential Information as it provides to protect its own Confidential Information. It is agreed that access to all Confidential Information shall be limited to only such employees or agents who need to know such information for purposes of fulfilling obligations required by this Agreement.

     c. All Confidential Information shall remain the property of the party releasing it, and shall be returned to such party or destroyed after the need for it has expired, upon request and, in any event, upon termination of this Agreement.

9.   TRADEMARKS, SERVICE MARKS, TRADE NAMES, OTHER INTELLECTUAL PROPERTY

     a. Customer hereby recognizes the exclusive ownership and right of PT-1 in and to all trademarks, service marks, trade names, brand names, copyrights, software proprietary systems, telecommunications networks and patents used by PT-1 (the "PT-1 Intellectual Property"), and further acknowledges that Customer acquires no right, title or interest in or to such PT-1 Intellectual
          Property, except for the express rights granted by this Agreement. Customer's use of the PT-1 Intellectual Property inures solely to the benefit of PT-1 and any and all right, title and interest in and to any rights deemed to have been acquired by Customer in such PT-1 Intellectual Property relating to the Cards and Products owned by PT-1, or its subsidiaries or affiliates are, by this Agreement and without further request by PT-1, properly and completely conveyed to PT-1.

     b. Customer agrees that upon termination of the Agreement by either party for any reason whatsoever, Customer shall immediately discontinue use of any and of the PT-1 Intellectual Property and any and all materials relating thereto, including, but not limited to, any printed matter, printing blocks, advertising materials, name places, business card, catalogs, price lists, signs, displays and similar materials that bears the name PT-1 or its logo; and, in the event of failure to do so, PT-1 may itself remove such articles at Customer expense.

     c. Customer shall immediately report to PT-1 any infringement by third parties of such Intellectual Property whenever any such infringement shall become known to Customer and shall cooperate fully with PT-1 in any claim relating to or arising from such infringement. Customer agrees that it will not obliterate, remove, conceal or modify any proprietary mark of PT-1 appearing on the Prepaid Cards nor will it append any additional marks thereto without the prior written consent of PT-1.

     d. PT-1 hereby recognizes the exclusive ownership and right of Customer in and to all trademarks, service marks, trade names, and brand names that bear Customer's names (the "Customer Intellectual Property") and further acknowledges that PT-1 acquires no right, title or interest in or to such Customer Intellectual Property, except for the express rights granted by this Agreement.

10.  TERM OF AGREEMENT, TERMINATION

     a. This Agreement shall remain in full force and effect for an initial period (the "Initial Period") beginning on the Effective Date and ending on the date that is three years from the Effective Date (the "Termination Date"), and shall automatically renew for successive one year periods unless either party, upon at least 90 days written notice to the other prior the end of the Initial Period and any one year renewal period elects to terminate this Agreement.

     b. Upon the occurrence and continuation of any of the following events of default, PT-1 shall have the right to cancel and terminate this Agreement upon written notice to Customer.

          i. if Customer shall commit a material breach of this Agreement after notice thereof and failure of Customer to remedy such breach within ten (10) days of receipt of such notice if such breach is capable of being remedied; or

          ii. if Customer shall fail to pay any amount when due hereunder, or fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder; or

          iii. if Customer shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator, (ii) be unable, or admit in writing its inability, to pay its debts as they mature,
                 (iii) make an assignment for the benefit of creditors, (iv) have a bankruptcy petition filed against it, (v) file a voluntary petition in bankruptcy or a petition or any answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency proceedings or (vi) liquidate or dissolve; or

          iv. if there shall be sold, assigned, or transferred, directly or indirectly, a majority of the capital stock or other ownership interests in Customer, or beneficial ownership thereof unless agreed to in advance by PT-1.

     c. Notwithstanding Section 10(b), any violation of Section 6(b) will result in an IMMEDIATE termination of this Agreement in PT-1's sole discretion.

     d. Customer shall have the right to cancel and terminate this Agreement upon written notice to PT-1 if PT-1 shall commit a material breach of this Agreement and fail to cure such breach within ten days after receiving notice of such breach.

     e. The expiration or termination, for any reason, of this Agreement shall be without prejudice to the rights of either party against the other and shall not relieve either party of any obligations hereunder which survive the termination hereof.

11.  RIGHTS AND OBLIGATIONS UPON TERMINATION

     a. On termination of this Agreement by either party for any reasons whatsoever, Customer shall promptly cease marketing, distributing or selling any Prepaid Cards that have PINs issued by PT-1, and shall promptly cease producing or distributing any materials that use the PT-1 name or its logo or make reference to services to be provided by PT-1.

     b. Customer further agrees that on termination of this Agreement by either party for any reason whatsoever, Customer shall discontinue the use of PT-1's trade names, trademarks, labels, copyrights and other advertising media and shall remove all sign and displays relating thereto; and, in the event of failure to do so, PT-1 may itself remove such articles at Customer's expense.

     c. Notwithstanding any termination of this Agreement, PT-1 will continue to provide the telecom services set forth herein with respect to Prepaid Cards that


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

          already have been sold by Customer to unaffiliated third parties. In such event, Customer shall provide substantiation to PT-1 that such Prepaid Cards have been sold to unaffiliated third parties.

12.  LIABILITY OF PT-1

     PT-1's sole liability for PINs issued to Customer and activated which cannot be used to access PT-1's long distance services or for any failure whatsoever to complete long distance calls shall be to replace any PINs (or increments thereof) that malfunction and PT-1 shall not be subject to any other monetary liability or damages. This obligation is exclusive and is in lieu of all other warranties, express or implied, including, but not limited to, any warranty or merchantability or fitness for a particular purpose. In no event shall PT-1 be liable for special damages, consequential damages, indirect damages or incidental damages arising from this Agreement, the relationship or the conduct of business contemplated herein. PT-1 endeavors to maintain the technical infrastructure associated with the PINs throughout the term of this Agreement but will not be liable to Customer for any failure associated with this system, including without limitation, any special damages, consequential damages, indirect damages or incidental damages.

13.  INDEMNIFICATION

     Customer shall indemnify, defend, and hold harmless PT-1 from and against any and all losses, causes of action, liabilities, costs, damages and expenses (including attorney's fees) resulting (i) from Customer's (or its employees, agents or independent contractors) actions hereunder, including, but not limited to, breach of any provision in this Agreement, misrepresentation of PT-1's services or prices, or unauthorized or illegal acts of Customer, its employees, agents or independent contractors, (ii) from claims by third parties that any Prepaid Cards or their PINs, whether or not activated, have been lost, stolen or fraudulently issued or used, or (iii) any errors, omissions, negligence or willful act of Customer's printer including but not limited to the failure of such printer to print the correct PIN or toll free number on a Prepaid Card, the printing of false or erroneous PINs on any Prepaid Cards or the duplication of any PINs.

14.  EXCUSABLE DELAY

     Neither party shall be deemed to be in default of any provision hereof, or otherwise be liable to the other for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, explosion, accident, war, strike, embargo, governmental requirement, civil or military authority, Act of God, inability to secure materials, labor or transportation upon reasonable commercial terms, acts or omission of common carriers or warehousemen, or any other causes beyond such party's reasonable control; provided, however, that nothing in this Section 14 shall be construed to excuse a party from failure to pay on time any monies due and owning hereunder.

15.  ARBITRATION

     Any disputes between the parties arising out of this Agreement shall upon written notice by either party to the other, be resolved by arbitration in the metropolitan New York City area, in accordance with the provisions of the American Arbitration Association. Unless the parties otherwise agree, one arbitrator shall be chosen within thirty (30) days following the giving of such written notice. The arbitration decision shall be rendered within ninety (90) days after the matter has been submitted to him and shall be binding on the parties hereto, and judgment may be entered in any Court having jurisdiction thereof. The losing party shall reimburse the prevailing party for all expenses incurred by such prevailing party in connection with the arbitration, including without limitation, attorneys' fees and expenses.

16.  NOTICES

     Any notice or communication by either party to the other shall be in writing and shall be deemed to have been duly given if delivered personally, or sent by facsimile transmission, overnight mail or prepaid registered mail, addressed to the other party at the appropriate address stated above, or at such other address as such party hereto may hereafter specify to the other party.

17.  MISCELLANEOUS

     a. Customer may not assign or transfer all or any part of its rights or obligations under this Agreement, without the prior written consent of PT-1 which may be withheld in PT-1's sold discretion, provided that the assignee agrees to be bound by the term of this Agreement. A direct or indirect transfer of control in Customer shall constitute an assignment of this Agreement.

     b. This Agreement may not be modified, supplemented or amended or default hereunder waive except upon the execution and delivery of a written agreement signed by both parties.

     c. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws provisions.

     d. This Agreement constitutes the final and full terms of understanding between the parties and supersedes all previous agreements, understandings, negotiations and promises, whether written or oral, between the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed by their duly authorized representatives as of the day and year first set forth above.

                                       PT-1 COMMUNICATIONS, INC.


                                       By: /s/ Samer Tawfik
                                          -----------------------------------
                                       Name:   Samer Tawfik
                                       Title:  Chairman and CEO


                                       CANMAX TELECOM INC.


                                       By: /s/ Debbie L. Burgess
                                          -----------------------------------
                                       Name:   Debbie L. Burgess
                                       Title:  Executive Vice President


                                       CANMAX INC.


                                       By: /s/ Debbie L. Burgess
                                          -----------------------------------
                                       Name:   Debbie L. Burgess
                                       Title:  Executive Vice President

                                      EXHIBIT A


Card Applications:  1.   Dollar Card-International Card:  Expiration Date-Stated
                         expiration date (estimated at one year after activation) or six months after first use, whichever comes first.

                    2. Dollar Card-Domestic Card: Expiration Date-Stated expiration date (estimated at one year after activation) or six months after first use, whichever comes first.













                                      EXHIBIT A

                                      EXHIBIT B


1. Dollar Card-International Card-per minute rates attached hereto; in addition, calls made from payphones are subject to an additional connection fee of $.50 per call and a $.25 monthly service fee will apply 30 days after first use. All calls rounded up to next full minute.

2. Dollar Card-Domestic Card per minute rates attached hereto; in addition, calls made from payphones are subject to an additional connection fee of $.50 per call and a $.25 monthly service fee will apply 30 days after first use. All calls rounded up to next full minute.

















                                      EXHIBIT B

 CANMAX PRICES FOR DOMESTIC CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
 USA                               1            0.25           0.08           12am-5pm (EST)
----------------------------------------------------------------------------------------------
 USA                               1            0.25           0.08           5pm-12am (EST)
----------------------------------------------------------------------------------------------
 Afghanistan                       93           1.66           1.66
----------------------------------------------------------------------------------------------
 Albania                           355          0.99           0.99
----------------------------------------------------------------------------------------------
 Algeria                           213          0.89           0.89
----------------------------------------------------------------------------------------------
 American Samoa                    684          1.11           1.11
----------------------------------------------------------------------------------------------
 Andorra                           376          0.62           0.62
----------------------------------------------------------------------------------------------
 Angola                            244          1.11           1.11
----------------------------------------------------------------------------------------------
 Anguilla                          1264         1.59           0.59
----------------------------------------------------------------------------------------------
 Antartica (Casey)                 67212        0.99           0.99
----------------------------------------------------------------------------------------------
 Antartica (Scott)                 67210        0.99           0.99
----------------------------------------------------------------------------------------------
 Antigua                           1268         1.59           0.59
----------------------------------------------------------------------------------------------
 Argentina                         54           1.75           0.75
----------------------------------------------------------------------------------------------
 Armenia                           374          0.99           0.99
----------------------------------------------------------------------------------------------
 Aruba                             297          1.49           0.49
----------------------------------------------------------------------------------------------
 Ascension Island                  247          1.42           1.42
----------------------------------------------------------------------------------------------
 Australia                         61           0.35           0.35
----------------------------------------------------------------------------------------------
 Austria                           43           0.45           0.45
----------------------------------------------------------------------------------------------
 Azerbaijani Republic              994          0.76           0.76
----------------------------------------------------------------------------------------------
 Bahamas                           1242         1.39           1.39
----------------------------------------------------------------------------------------------
 Bahrain                           973          0.99           0.99
----------------------------------------------------------------------------------------------
 Bangladesh                        880          1.25           1.25
----------------------------------------------------------------------------------------------
 Barbados                          1245         1.59           0.59
----------------------------------------------------------------------------------------------
 Belarus                           375          0.75           0.75
----------------------------------------------------------------------------------------------
 Belgium                           32           0.35           0.35
----------------------------------------------------------------------------------------------
 Belize                            501          1.11           1.11
----------------------------------------------------------------------------------------------
 Benin                             229          0.99           0.99
----------------------------------------------------------------------------------------------
 Bermuda                           1441         1.39           0.39
----------------------------------------------------------------------------------------------
 Bhutan                            975          1.42           1.42
----------------------------------------------------------------------------------------------
 Bolivia                           591          1.88           0.88
----------------------------------------------------------------------------------------------
 Bosnia                            387          0.83           0.83
----------------------------------------------------------------------------------------------
 Botswana                          267          1.11           1.11
----------------------------------------------------------------------------------------------
 Brazil                            55           1.59           0.59
----------------------------------------------------------------------------------------------
 Brit. Virgin Islands              1284         1.39           0.39
----------------------------------------------------------------------------------------------
 Brunei                            673          0.89           0.89
----------------------------------------------------------------------------------------------
 Bulgaria                          359          0.71           0.71
----------------------------------------------------------------------------------------------
 Burkina Faso                      226          0.99           0.99
----------------------------------------------------------------------------------------------
 Burundi                           257          1.42           1.42
----------------------------------------------------------------------------------------------
 Cambodia                          855          2.14           1.14
----------------------------------------------------------------------------------------------
 Cameroon                          237          1.25           1.25
----------------------------------------------------------------------------------------------
 Canada-Alberta                    1403         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-British Columbia           1250         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Manitoba                   1204         0.44           0.19
----------------------------------------------------------------------------------------------

                                       1

 CANMAX PRICES FOR DOMESTIC CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Canada-New Brunswick              1606         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Newfoundland               1709         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Nova Scotia-PEI            1902         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Ontario-519                1619         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Ontario-613                1613         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Ontario-705                1705         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Ontario-807                1807         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Ontario-905                1905         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Ontario-Toronto            1416         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Quebec-418                 1418         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Quebec-819                 1819         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Quebec-Montreal            1514         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Saskatchewan               1306         0.44           0.19
----------------------------------------------------------------------------------------------
 Canada-Yukon-NW                   1867         0.44           0.19
----------------------------------------------------------------------------------------------
 Cape Verde                        238          0.89           0.89
----------------------------------------------------------------------------------------------
 Cayman Islands                    1345         1.49           0.49
----------------------------------------------------------------------------------------------
 Central African Rep.              236          0.99           0.99
----------------------------------------------------------------------------------------------
 Chad Republic                     235          1.66           1.66
----------------------------------------------------------------------------------------------
 Chile                             56           1.49           0.49
----------------------------------------------------------------------------------------------
 China                             86           0.99           0.99
----------------------------------------------------------------------------------------------
 Christmas Cocos                   6724         0.99           0.99
----------------------------------------------------------------------------------------------
 Colombia                          57           1.49           0.49
----------------------------------------------------------------------------------------------
 Comoros                           269          1.42           1.42
----------------------------------------------------------------------------------------------
 Congo Republic                    242          1.42           1.42
----------------------------------------------------------------------------------------------
 Cook Islands                      682          1.99           1.99
----------------------------------------------------------------------------------------------
 Costa Rica                        506          1.88           0.88
----------------------------------------------------------------------------------------------
 Croatia Republic                  385          0.76           0.76
----------------------------------------------------------------------------------------------
 Cuba                              53           1.79           0.79
----------------------------------------------------------------------------------------------
 Cyprus                            357          1.64           0.64
----------------------------------------------------------------------------------------------
 Czech Republic                    420          1.49           0.49
----------------------------------------------------------------------------------------------
 Denmark                           45           0.54           0.29
----------------------------------------------------------------------------------------------
 Diego Garcia                      246          1.42           1.42
----------------------------------------------------------------------------------------------
 Djibouti                          253          1.42           1.42
----------------------------------------------------------------------------------------------
 Dominics                          1767         1.59           0.59
----------------------------------------------------------------------------------------------
 Dominican Republic                1809         1.27           0.27
----------------------------------------------------------------------------------------------
 Ecuador                           593          1.69           0.69
----------------------------------------------------------------------------------------------
 Egypt                             20           1.11           1.11
----------------------------------------------------------------------------------------------
 El Salvador                       503          1.69           0.69
----------------------------------------------------------------------------------------------
 Equator Guinea                    240          1.66           1.66
----------------------------------------------------------------------------------------------
 Eritrea                           291          1.42           1.42
----------------------------------------------------------------------------------------------
 Estonis                           372          0.89           0.39
----------------------------------------------------------------------------------------------
 Ethiopia                          251          2.14           1.14
----------------------------------------------------------------------------------------------
 Farge Islands                     298          0.83           0.83
----------------------------------------------------------------------------------------------
 Falkland Islands                  500          1.42           1.42
----------------------------------------------------------------------------------------------
 Fiji Islands                      679          1.25           1.25
----------------------------------------------------------------------------------------------
 Finland                           358          0.41           0.41
----------------------------------------------------------------------------------------------
 France                            33           0.35           0.35
----------------------------------------------------------------------------------------------
 French Antilles                   596          0.99           0.99
----------------------------------------------------------------------------------------------
 French Guyana                     594          0.99           0.99
----------------------------------------------------------------------------------------------

                                       2

 CANMAX PRICES FOR DOMESTIC CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 French Polynesia                  689          1.11           1.11
----------------------------------------------------------------------------------------------
 Gabon Republic                    241          1.42           1.42
----------------------------------------------------------------------------------------------
 Gambia                            220          1.79           1.79
----------------------------------------------------------------------------------------------
 Georgia                           995          1.42           1.42
----------------------------------------------------------------------------------------------
 Germany                           49           0.35           0.35
----------------------------------------------------------------------------------------------
 Ghana                             233          1.75           0.75
----------------------------------------------------------------------------------------------
 Gibraltar                         350          0.71           0.71
----------------------------------------------------------------------------------------------
 Greece                            30           0.62           0.62
----------------------------------------------------------------------------------------------
 Greenland                         299          0.90           0.90
----------------------------------------------------------------------------------------------
 Grenada                           1473         1.59           0.59
----------------------------------------------------------------------------------------------
 Guadeloupe                        590          0.83           0.83
----------------------------------------------------------------------------------------------
 Guam                              671          0.58           0.58
----------------------------------------------------------------------------------------------
 Guantanamo                        539          0.89           0.89
----------------------------------------------------------------------------------------------
 Guatemala                         502          1.69           0.69
----------------------------------------------------------------------------------------------
 Guinea                            224          1.11           1.11
----------------------------------------------------------------------------------------------
 Guinea Bissau                     245          1.66           1.66
----------------------------------------------------------------------------------------------
 Honduras                          504          1.88           0.88
----------------------------------------------------------------------------------------------
 Hong Kong                         852          1.39           0.39
----------------------------------------------------------------------------------------------
 Hugary                            36           0.49           0.49
----------------------------------------------------------------------------------------------
 Iceland                           354          0.49           0.49
----------------------------------------------------------------------------------------------
 India                             91           1.89           0.89
----------------------------------------------------------------------------------------------
 Indonesia                         62           1.11           1.11
----------------------------------------------------------------------------------------------
 Inmarset Atl E                    871          9.99           9.99
----------------------------------------------------------------------------------------------
 Inmarset Atl W                    874          9.99           9.99
----------------------------------------------------------------------------------------------
 Inmarset Ind O                    873          9.99           9.99
----------------------------------------------------------------------------------------------
 Inmarsat Pac O                    872          9.99           9.99
----------------------------------------------------------------------------------------------
 Iran                              98           1.42           1.42
----------------------------------------------------------------------------------------------
 Iraq                              964          1.42           1.42
----------------------------------------------------------------------------------------------
 Ireland                           353          0.45           0.45
----------------------------------------------------------------------------------------------
 Israel                            972          0.83           0.83
----------------------------------------------------------------------------------------------
 Italy                             39           1.39           0.39
----------------------------------------------------------------------------------------------
 Ivory Coast                       225          1.25           1.25
----------------------------------------------------------------------------------------------
 Jamaica                           1876         1.69           0.69
----------------------------------------------------------------------------------------------
 Japan                             81           0.49           0.49
----------------------------------------------------------------------------------------------
 Jordan                            962          1.11           1.11
----------------------------------------------------------------------------------------------
 Kazakhstan                        73272        0.99           0.99
----------------------------------------------------------------------------------------------
 Kenya                             254          1.11           1.11
----------------------------------------------------------------------------------------------
 Kirbatl                           686          1.42           1.42
----------------------------------------------------------------------------------------------
 Korea (North)                     850          1.42           1.42
----------------------------------------------------------------------------------------------
 Korea (South)                     82           0.83           0.83
----------------------------------------------------------------------------------------------
 Kuwait                            965          1.11           1.11
----------------------------------------------------------------------------------------------
 Kyrgzstan                         995          0.99           0.99
----------------------------------------------------------------------------------------------
 Laos                              856          1.99           1.99
----------------------------------------------------------------------------------------------
 Latvia                            371          0.75           0.75
----------------------------------------------------------------------------------------------
 Lebanon                           961          1.11           1.11
----------------------------------------------------------------------------------------------
 Lesotho                           266          1.25           1.25
----------------------------------------------------------------------------------------------
 Liberia                           231          1.79           0.79
----------------------------------------------------------------------------------------------
 Libya                             218          0.71           0.71
----------------------------------------------------------------------------------------------
 Liechtenstein                     4175         0.45           0.45
----------------------------------------------------------------------------------------------

                                       3

 CANMAX PRICES FOR DOMESTIC CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Lithunia                          370          0.76           0.76
----------------------------------------------------------------------------------------------
 Luxembourg                        352          0.45           0.45
----------------------------------------------------------------------------------------------
 Macao                             853          0.99           0.99
----------------------------------------------------------------------------------------------
 Macedonia                         389          0.83           0.83
----------------------------------------------------------------------------------------------
 Madagascar                        261          1.25           1.25
----------------------------------------------------------------------------------------------
 Malawi                            265          0.88           0.88
----------------------------------------------------------------------------------------------
 Malaysia                          60           1.64           0.64
----------------------------------------------------------------------------------------------
 Maldives                          960          1.66           1.66
----------------------------------------------------------------------------------------------
 Mali Republic                     223          1.25           1.25
----------------------------------------------------------------------------------------------
 Malta republic                    356          0.76           0.76
----------------------------------------------------------------------------------------------
 Mariana Island                    670          1.52           0.52
----------------------------------------------------------------------------------------------
 Marshall Islands                  692          0.99           0.99
----------------------------------------------------------------------------------------------
 Mauritania                        222          0.99           0.99
----------------------------------------------------------------------------------------------
 Mauritius                         230          0.99           0.99
----------------------------------------------------------------------------------------------
 Mayotte Island                    2696         1.42           1.42
----------------------------------------------------------------------------------------------
 Mexico Band 1 O                   52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Band 1 P                   52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Band 2 O                   52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Band 2 P                   52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Band 3 O                   52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Band 3 P                   52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Band 4 O                   52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Band 4 P                   52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Brand 5 O                  52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Brand 5 P                  52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Brand 6 O                  52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Brand 6 P                  52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Brand 7 O                  52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Brand 7 P                  52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Brand 8 O                  52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico Brand 8 P                  52           1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico City O                     525          1.49           0.49
----------------------------------------------------------------------------------------------
 Mexico City P                     525          1.49           0.49
----------------------------------------------------------------------------------------------
 Micronesia                        691          1.42           1.42
----------------------------------------------------------------------------------------------
 Moldova                           373          0.99           0.99
----------------------------------------------------------------------------------------------
 Monaco                            377          0.35           0.35
----------------------------------------------------------------------------------------------
 Mongolia                          976          1.49           1.49
----------------------------------------------------------------------------------------------
 Montserrat                        1664         1.59           0.59
----------------------------------------------------------------------------------------------
 Morocco                           212          1.75           0.75
----------------------------------------------------------------------------------------------
 Mozambique                        258          0.89           0.89
----------------------------------------------------------------------------------------------
 Myanmar                           95           1.66           1.66
----------------------------------------------------------------------------------------------
 Namibia                           264          1.25           1.25
----------------------------------------------------------------------------------------------
 Nauru                             674          1.66           1.66
----------------------------------------------------------------------------------------------
 Nepal                             977          1.25           1.25
----------------------------------------------------------------------------------------------
 Netherland Antilles               599          1.49           0.49
----------------------------------------------------------------------------------------------
 Netherlands                       31           0.35           0.35
----------------------------------------------------------------------------------------------
 Nevis-St. Kitts                   1669         1.59           0.59
----------------------------------------------------------------------------------------------
 New Caledonia                     687          1.25           1.25
----------------------------------------------------------------------------------------------
 New Zealand                       64           0.45           0.45
----------------------------------------------------------------------------------------------

                                       4

 CANMAX PRICES FOR DOMESTIC CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Nicaragua                         505          1.11           1.11
----------------------------------------------------------------------------------------------
 Niger Republic                    227          1.25           1.25
----------------------------------------------------------------------------------------------
 Nigeria                           234          1.79           0.79
----------------------------------------------------------------------------------------------
 Nlue Islands                      683          1.99           1.99
----------------------------------------------------------------------------------------------
 Norfold Island                    672          0.99           0.99
----------------------------------------------------------------------------------------------
 Norway                            47           0.35           0.35
----------------------------------------------------------------------------------------------
 Oman                              968          1.42           1.42
----------------------------------------------------------------------------------------------
 Pakistan                          92           1.25           1.25
----------------------------------------------------------------------------------------------
 Palsu                             680          1.42           1.42
----------------------------------------------------------------------------------------------
 Panama                            507          1.69           0.69
----------------------------------------------------------------------------------------------
 Papua New Guinea                  675          0.89           0.89
----------------------------------------------------------------------------------------------
 Paraguay                          595          1.88           0.88
----------------------------------------------------------------------------------------------
 Peru                              51           1.88           0.88
----------------------------------------------------------------------------------------------
 Philipines                        63           1.69           0.69
----------------------------------------------------------------------------------------------
 Poland                            48           0.66           0.66
----------------------------------------------------------------------------------------------
 Portugal                          351          0.66           0.66
----------------------------------------------------------------------------------------------
 Puerto Rico                       1787         0.44           0.19
----------------------------------------------------------------------------------------------
 Qatar                             974          1.42           1.42
----------------------------------------------------------------------------------------------
 Reunion Island                    262          1.42           1.42
----------------------------------------------------------------------------------------------
 Romania                           40           1.69           0.69
----------------------------------------------------------------------------------------------
 Russia                            7            1.79           0.79
----------------------------------------------------------------------------------------------
 Rwanda                            250          0.99           0.99
----------------------------------------------------------------------------------------------
 San Marino                        378          0.71           0.71
----------------------------------------------------------------------------------------------
 Sao Tome                          239          1.65           1.65
----------------------------------------------------------------------------------------------
 Saudi Arabia                      966          1.99           0.99
----------------------------------------------------------------------------------------------
 Senegal Rep.                      221          1.49           1.49
----------------------------------------------------------------------------------------------
 Seychelles Republic               248          1.66           1.66
----------------------------------------------------------------------------------------------
 Sierra Leone                      232          1.99           0.99
----------------------------------------------------------------------------------------------
 Singapore                         55           1.36           0.36
----------------------------------------------------------------------------------------------
 Slovak Republic                   421          0.59           0.59
----------------------------------------------------------------------------------------------
 Slovania Republic                 386          0.49           0.49
----------------------------------------------------------------------------------------------
 Somalia                           252          1.25           1.25
----------------------------------------------------------------------------------------------
 South Africa                      27           0.83           0.83
----------------------------------------------------------------------------------------------
 Spain                             34           0.58           0.58
----------------------------------------------------------------------------------------------
 Sri Lanka                         94           1.42           1.42
----------------------------------------------------------------------------------------------
 St. Helena                        290          1.42           1.42
----------------------------------------------------------------------------------------------
 St. Lucia                         1758         1.59           0.59
----------------------------------------------------------------------------------------------
 St. Pierre                        508          0.66           0.66
----------------------------------------------------------------------------------------------
 St. Vincent                       1784         1.69           0.69
----------------------------------------------------------------------------------------------
 Sudan                             249          0.99           0.99
----------------------------------------------------------------------------------------------
 Suriname                          597          1.42           1.42
----------------------------------------------------------------------------------------------
 Swaziland                         258          0.89           0.89
----------------------------------------------------------------------------------------------
 Sweden                            46           0.25           0.25
----------------------------------------------------------------------------------------------
 Switzerland                       41           0.35           0.35
----------------------------------------------------------------------------------------------
 Syria                             963          1.42           1.42
----------------------------------------------------------------------------------------------
 Taiwan                            886          1.59           0.59
----------------------------------------------------------------------------------------------
 Tajikistan                        73772        0.99           0.99
----------------------------------------------------------------------------------------------
 Tanzania                          255          1.25           1.25
----------------------------------------------------------------------------------------------
 Thailand                          66           1.99           0.99
----------------------------------------------------------------------------------------------

                                       5

 CANMAX PRICES FOR DOMESTIC CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Togo                              228          1.42           1.42
----------------------------------------------------------------------------------------------
 Tonga Island                      676          1.42           1.42
----------------------------------------------------------------------------------------------
 Trinidad & Tobago                 1868         1.69           1.69
----------------------------------------------------------------------------------------------
 Tunisia                           216          1.79           0.79
----------------------------------------------------------------------------------------------
 Turkey                            90           1.69           0.69
----------------------------------------------------------------------------------------------
 Turkmenistan                      993          1.11           1.11
----------------------------------------------------------------------------------------------
 Turks & Caico                     1649         1.49           0.49
----------------------------------------------------------------------------------------------
 Tuvalu                            688          0.99           0.99
----------------------------------------------------------------------------------------------
 Uganda                            256          1.11           1.11
----------------------------------------------------------------------------------------------
 Ukraine                           380          1.79           0.79
----------------------------------------------------------------------------------------------
 United Arab Emierates             971          0.99           0.99
----------------------------------------------------------------------------------------------
 UK                                44           0.69           0.19
----------------------------------------------------------------------------------------------
 Uruguay                           588          1.11           1.11
----------------------------------------------------------------------------------------------
 US Virgin Islands                 1340         0.44           0.19
----------------------------------------------------------------------------------------------
 Uzbekistan                        998          1.11           1.11
----------------------------------------------------------------------------------------------
 Vanuatu Republic                  678          1.42           1.42
----------------------------------------------------------------------------------------------
 Vatican City                      379          0.71           0.71
----------------------------------------------------------------------------------------------
 Venezuela                         58           1.37           0.37
----------------------------------------------------------------------------------------------
 Vietnam,                          84           1.42           1.42
----------------------------------------------------------------------------------------------
 Wallis and Futuna                 681          0.76           0.76
----------------------------------------------------------------------------------------------
 Western Samoa                     685          1.42           1.42
----------------------------------------------------------------------------------------------
 Yemen                             967          1.88           0.88
----------------------------------------------------------------------------------------------
 Yugoslavia                        381          1.59           0.59
----------------------------------------------------------------------------------------------
 Zaire                             243          0.99           0.99
----------------------------------------------------------------------------------------------
 Zambia                            260          0.99           0.99
----------------------------------------------------------------------------------------------
 Zimbabwe                          263          0.99           0.99
----------------------------------------------------------------------------------------------

 CANMAX PRICES FOR INTERNATIONAL CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 USA                               1            0.37           0.12           12am-5pm (EST)
----------------------------------------------------------------------------------------------
 USA                               1            0.39           0.14           5pm-12am (EST)
----------------------------------------------------------------------------------------------
 Afghanistan                       93           1.66           1.66
----------------------------------------------------------------------------------------------
 Albania                           355          1.39           0.39
----------------------------------------------------------------------------------------------
 Algeria                           213          1.47           0.47
----------------------------------------------------------------------------------------------
 American Samoa                    684          0.62           0.62
----------------------------------------------------------------------------------------------
 Andorra                           376          0.45           0.45
----------------------------------------------------------------------------------------------
 Angola                            244          1.47           0.47
----------------------------------------------------------------------------------------------
 Anguilla                          1264         1.52           0.52
----------------------------------------------------------------------------------------------
 Antartica (Casey)                 67212        0.79           0.79
----------------------------------------------------------------------------------------------
 Antartica (Scott)                 67210        0.79           0.79
----------------------------------------------------------------------------------------------
 Antigua                           1268         1.59           0.59
----------------------------------------------------------------------------------------------
 Argentina                         54           1.99           0.29
----------------------------------------------------------------------------------------------
 Armenia                           374          1.79           0.79
----------------------------------------------------------------------------------------------
 Aruba                             297          1.45           0.45
----------------------------------------------------------------------------------------------
 Ascension Island                  247          1.25           1.25
----------------------------------------------------------------------------------------------
 Australia                         61           1.13           0.13
----------------------------------------------------------------------------------------------
 Austria                           43           1.19           0.19
----------------------------------------------------------------------------------------------
 Azerbaijani Republic              994          1.59           0.59
----------------------------------------------------------------------------------------------
 Bahamas                           1242         1.18           0.18
----------------------------------------------------------------------------------------------
 Bahrain                           973          1.88           0.88
----------------------------------------------------------------------------------------------
 Bangladesh                        880          1.99           0.99
----------------------------------------------------------------------------------------------
 Barbados                          1245         1.49           0.49
----------------------------------------------------------------------------------------------
 Belarus                           375          1.47           0.47
----------------------------------------------------------------------------------------------
 Belgium                           32           1.12           0.12
----------------------------------------------------------------------------------------------
 Belize                            501          1.88           0.88
----------------------------------------------------------------------------------------------
 Benin                             229          1.64           0.64
----------------------------------------------------------------------------------------------
 Bermuda                           1441         1.19           0.19
----------------------------------------------------------------------------------------------
 Bhutan                            975          1.19           1.19
----------------------------------------------------------------------------------------------
 Bolivia                           591          1.64           0.64
----------------------------------------------------------------------------------------------
 Bosnia                            387          1.33           0.39
----------------------------------------------------------------------------------------------
 Botswana                          267          1.47           0.47
----------------------------------------------------------------------------------------------
 Brazil                            55           1.99           0.36
----------------------------------------------------------------------------------------------
 Brit. Virgin Islands              1284         1.34           0.34
----------------------------------------------------------------------------------------------
 Brunei                            673          0.79           0.79
----------------------------------------------------------------------------------------------
 Bulgaria                          359          1.47           0.47
----------------------------------------------------------------------------------------------
 Burkina Faso                      226          0.99           0.99
----------------------------------------------------------------------------------------------
 Burundi                           257          1.99           0.99
----------------------------------------------------------------------------------------------
 Cambodia                          855          1.42           1.42
----------------------------------------------------------------------------------------------
 Cameroon                          237          1.88           0.88
----------------------------------------------------------------------------------------------
 Canada-Alberta                    1403         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-British Columbia           1250         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Manitoba                   1204         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-New Brunswick              1606         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Newfoundland               1709         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Nova Scotia-PEI            1902         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Ontario-519                1619         0.60           0.10
----------------------------------------------------------------------------------------------

                                       7

 CANMAX PRICES FOR INTERNATIONAL CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Canada-Ontario-613                1613         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Ontario-705                1705         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Ontario-807                1807         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Ontario-905                1905         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Ontario-Toronto            1416         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Quebec-418                 1418         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Quebec-450                 1450         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Saskatchewan               1306         0.60           0.10
----------------------------------------------------------------------------------------------
 Canada-Yukon-NW                   1867         0.60           0.10
----------------------------------------------------------------------------------------------
 Cape Verde                        238          1.69           0.69
----------------------------------------------------------------------------------------------
 Cayman Islands                    1345         1.59           0.59
----------------------------------------------------------------------------------------------
 Central African Rep.              236          1.99           0.99
----------------------------------------------------------------------------------------------
 Chad Republic                     235          1.56           1.56
----------------------------------------------------------------------------------------------
 Chile                             56           1.99           0.19
----------------------------------------------------------------------------------------------
 China                             86           1.99           0.45
----------------------------------------------------------------------------------------------
 Christmas Cocos                   6724         0.69           0.69
----------------------------------------------------------------------------------------------
 Colombia                          57           1.99           0.19
----------------------------------------------------------------------------------------------
 Comoros                           269          1.88           0.88
----------------------------------------------------------------------------------------------
 Congo Republic                    242          1.88           0.88
----------------------------------------------------------------------------------------------
 Cook Islands                      682          1.66           1.66
----------------------------------------------------------------------------------------------
 Costa Rica                        506          1.99           0.36
----------------------------------------------------------------------------------------------
 Croatia Republic                  385          1.39           0.39
----------------------------------------------------------------------------------------------
 Cuba                              53           1.99           0.69
----------------------------------------------------------------------------------------------
 Cyprus                            357          1.33           0.33
----------------------------------------------------------------------------------------------
 Czech Republic                    420          1.29           0.29
----------------------------------------------------------------------------------------------
 Denmark                           45           1.11           0.11
----------------------------------------------------------------------------------------------
 Diego Garcia                      246          1.25           1.25
----------------------------------------------------------------------------------------------
 Djibouti                          253          1.88           0.88
----------------------------------------------------------------------------------------------
 Dominics                          1767         1.59           0.59
----------------------------------------------------------------------------------------------
 Dominican Republic                1809         1.99           0.15
----------------------------------------------------------------------------------------------
 Ecuador                           593          1.99           0.36
----------------------------------------------------------------------------------------------
 Egypt                             20           1.75           0.75
----------------------------------------------------------------------------------------------
 El Salvador                       503          1.99           0.29
----------------------------------------------------------------------------------------------
 Equator Guinea                    240          1.99           1.25
----------------------------------------------------------------------------------------------
 Eritrea                           291          1.99           1.39
----------------------------------------------------------------------------------------------
 Estonis                           372          0.39           0.39
----------------------------------------------------------------------------------------------
 Ethiopia                          251          1.88           0.88
----------------------------------------------------------------------------------------------
 Farge Islands                     298          0.45           0.45
----------------------------------------------------------------------------------------------
 Falkland Islands                  500          1.11           1.11
----------------------------------------------------------------------------------------------
 Fiji Islands                      679          1.99           0.99
----------------------------------------------------------------------------------------------
 Finland                           358          1.13           0.13
----------------------------------------------------------------------------------------------
 France                            33           1.99           0.07
----------------------------------------------------------------------------------------------
 French Antilles                   596          1.45           0.45
----------------------------------------------------------------------------------------------
 French Guyana                     594          1.45           0.45
----------------------------------------------------------------------------------------------
 French Polynesia                  689          1.69           0.69
----------------------------------------------------------------------------------------------
 Gabon Republic                    241          1.79           0.79
----------------------------------------------------------------------------------------------
 Gambia                            220          1.47           0.47
----------------------------------------------------------------------------------------------
 Georgia                           995          1.64           0.64
----------------------------------------------------------------------------------------------
 Germany                           49           1.99           0.07
----------------------------------------------------------------------------------------------

                                       8

 CANMAX PRICES FOR INTERNATIONAL CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Ghana                             233          1.99           0.49
----------------------------------------------------------------------------------------------
 Gibraltar                         350          1.39           0.39
----------------------------------------------------------------------------------------------
 Greece                            30           1.99           0.29
----------------------------------------------------------------------------------------------
 Greenland                         299          1.47           0.47
----------------------------------------------------------------------------------------------
 Grenada                           1473         1.69           0.69
----------------------------------------------------------------------------------------------
 Guadeloupe                        590          1.59           0.59
----------------------------------------------------------------------------------------------
 Guam                              671          1.12           0.12
----------------------------------------------------------------------------------------------
 Guantanamo                        539          1.59           0.59
----------------------------------------------------------------------------------------------
 Guatemala                         502          1.99           0.19
----------------------------------------------------------------------------------------------
 Guinea                            224          1.69           0.69
----------------------------------------------------------------------------------------------
 Guinea Bissau                     245          1.99           1.19
----------------------------------------------------------------------------------------------
 Guyana                            592          1.88           0.88
----------------------------------------------------------------------------------------------
 Haiti                             509          1.99           0.49
----------------------------------------------------------------------------------------------
 Hungary                           36           1.25           0.25
----------------------------------------------------------------------------------------------
 Iceland                           354          1.21           0.21
----------------------------------------------------------------------------------------------
 India                             91           1.75           0.75
----------------------------------------------------------------------------------------------
 Indonesia                         62           1.75           0.75
----------------------------------------------------------------------------------------------
 Inmarset Atl E                    871          8.25           8.25
----------------------------------------------------------------------------------------------
 Inmarset Atl W                    874          8.25           8.25
----------------------------------------------------------------------------------------------
 Inmarset Ind O                    873          8.25           8.25
----------------------------------------------------------------------------------------------
 Inmarsat Pac O                    872          8.25           8.25
----------------------------------------------------------------------------------------------
 Iran                              98           1.99           0.99
----------------------------------------------------------------------------------------------
 Iraq                              964          1.99           1.26
----------------------------------------------------------------------------------------------
 Ireland                           353          1.99           0.07
----------------------------------------------------------------------------------------------
 Israel                            972          1.99           0.10
----------------------------------------------------------------------------------------------
 Italy                             39           1.99           0.10
----------------------------------------------------------------------------------------------
 Ivory Coast                       225          1.85           0.85
----------------------------------------------------------------------------------------------
 Jamaica                           1876         1.99           0.49
----------------------------------------------------------------------------------------------
 Japan                             81           1.99           0.14
----------------------------------------------------------------------------------------------
 Jordan                            962          1.99           0.66
----------------------------------------------------------------------------------------------
 Kazakhstan                        73272        1.88           0.88
----------------------------------------------------------------------------------------------
 Kenya                             254          1.79           0.79
----------------------------------------------------------------------------------------------
 Kirbatl                           686          1.99           1.09
----------------------------------------------------------------------------------------------
 Korea (North)                     850          1.29           1.29
----------------------------------------------------------------------------------------------
 Korea (South)                     82           1.99           0.19
----------------------------------------------------------------------------------------------
 Kuwait                            965          1.88           0.88
----------------------------------------------------------------------------------------------
 Kyrgzstan                         995          1.79           0.79
----------------------------------------------------------------------------------------------
 Laos                              856          1.99           1.09
----------------------------------------------------------------------------------------------
 Latvia                            371          1.39           0.39
----------------------------------------------------------------------------------------------
 Lebanon                           961          1.99           0.66
----------------------------------------------------------------------------------------------
 Lesotho                           266          0.69           0.69
----------------------------------------------------------------------------------------------
 Liberia                           231          1.47           0.47
----------------------------------------------------------------------------------------------
 Libya                             218          1.47           0.47
----------------------------------------------------------------------------------------------
 Liechtenstein                     4175         0.31           0.31
----------------------------------------------------------------------------------------------
 Lithunia                          370          1.47           0.47
----------------------------------------------------------------------------------------------
 Luxembourg                        352          0.29           0.29
----------------------------------------------------------------------------------------------
 Macao                             853          0.79           0.79
----------------------------------------------------------------------------------------------
 Macedonia                         389          1.45           0.45
----------------------------------------------------------------------------------------------
 Madagascar                        261          1.99           0.99
----------------------------------------------------------------------------------------------

                                       9

 CANMAX PRICES FOR INTERNATIONAL CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Malawi                            265          0.69           0.69
----------------------------------------------------------------------------------------------
 Malaysia                          60           1.29           0.29
----------------------------------------------------------------------------------------------
 Maldives                          960          1.88           0.88
----------------------------------------------------------------------------------------------
 Mali Republic                     223          1.99           0.99
----------------------------------------------------------------------------------------------
 Malta republic                    356          1.29           0.29
----------------------------------------------------------------------------------------------
 Mariana Island                    670          0.79           0.79
----------------------------------------------------------------------------------------------
 Marshall Islands                  692          1.47           0.47
----------------------------------------------------------------------------------------------
 Mauritania                        222          1.69           0.69
----------------------------------------------------------------------------------------------
 Mauritius                         230          1.95           0.95
----------------------------------------------------------------------------------------------
 Mayotte Island                    2696         1.99           0.99
----------------------------------------------------------------------------------------------
 Mexico Band 1 O                   52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Band 1 P                   52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Band 2 O                   52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Band 2 P                   52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Band 3 O                   52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Band 3 P                   52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Band 4 O                   52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Band 4 P                   52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Brand 5 O                  52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Brand 5 P                  52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Brand 6 O                  52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Brand 6 P                  52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Brand 7 O                  52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Brand 7 P                  52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Brand 8 O                  52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico Brand 8 P                  52           1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico City O                     525          1.99           0.19
----------------------------------------------------------------------------------------------
 Mexico City P                     525          1.99           0.19
----------------------------------------------------------------------------------------------
 Micronesia                        691          1.88           0.88
----------------------------------------------------------------------------------------------
 Moldova                           373          1.59           0.59
----------------------------------------------------------------------------------------------
 Monaco                            377          1.29           0.29
----------------------------------------------------------------------------------------------
 Mongolia                          976          1.99           1.19
----------------------------------------------------------------------------------------------
 Montserrat                        1664         1.69           0.69
----------------------------------------------------------------------------------------------
 Morocco                           212          1.45           0.45
----------------------------------------------------------------------------------------------
 Mozambique                        258          1.59           0.59
----------------------------------------------------------------------------------------------
 Myanmar                           95           1.99           1.28
----------------------------------------------------------------------------------------------
 Namibia                           264          1.47           1.47
----------------------------------------------------------------------------------------------
 Nauru                             674          1.42           1.42
----------------------------------------------------------------------------------------------
 Nepal                             977          1.99           0.99
----------------------------------------------------------------------------------------------
 Netherland Antilles               599          1.29           0.29
----------------------------------------------------------------------------------------------
 Netherlands                       31           1.12           0.12
----------------------------------------------------------------------------------------------
 Nevis-St. Kitts                   1669         1.59           1.59
----------------------------------------------------------------------------------------------
 New Caledonia                     687          1.79           0.79
----------------------------------------------------------------------------------------------
 New Zealand                       64           1.15           0.15
----------------------------------------------------------------------------------------------
 Nicaragua                         505          1.99           0.33
----------------------------------------------------------------------------------------------
 Niger Republic                    227          1.88           0.88
----------------------------------------------------------------------------------------------
 Nigeria                           234          1.69           0.69
----------------------------------------------------------------------------------------------
 Nlue Islands                      683          1.99           1.33
----------------------------------------------------------------------------------------------
 Norfold Island                    672          0.99           0.99
----------------------------------------------------------------------------------------------

                                      10

 CANMAX PRICES FOR INTERNATIONAL CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Norway                            47           1.10           0.10
----------------------------------------------------------------------------------------------
 Oman                              968          1.99           1.19
----------------------------------------------------------------------------------------------
 Pakistan                          92           1.99           0.99
----------------------------------------------------------------------------------------------
 Palsu                             680          1.99           0.99
----------------------------------------------------------------------------------------------
 Panama                            507          1.59           0.59
----------------------------------------------------------------------------------------------
 Papua New Guinea                  675          1.69           0.69
----------------------------------------------------------------------------------------------
 Paraguay                          595          1.88           0.88
----------------------------------------------------------------------------------------------
 Peru                              51           1.99           0.39
----------------------------------------------------------------------------------------------
 Philipines                        63           1.99           0.33
----------------------------------------------------------------------------------------------
 Poland                            48           1.99           0.29
----------------------------------------------------------------------------------------------
 Portugal                          351          1.33           0.33
----------------------------------------------------------------------------------------------
 Puerto Rico                       1787         1.07           0.07
----------------------------------------------------------------------------------------------
 Qatar                             974          1.99           0.99
----------------------------------------------------------------------------------------------
 Reunion Island                    262          1.25           1.25
----------------------------------------------------------------------------------------------
 Romania                           40           1.45           0.45
----------------------------------------------------------------------------------------------
 Russia                            7            1.99           0.25
----------------------------------------------------------------------------------------------
 Rwanda                            250          1.99           1.09
----------------------------------------------------------------------------------------------
 San Marino                        378          0.64           0.64
----------------------------------------------------------------------------------------------
 Sao Tome                          239          1.99           1.49
----------------------------------------------------------------------------------------------
 Saudi Arabia                      966          1.79           0.79
----------------------------------------------------------------------------------------------
 Senegal Rep.                      221          1.99           0.99
----------------------------------------------------------------------------------------------
 Seychelles Republic               248          1.53           1.53
----------------------------------------------------------------------------------------------
 Sierra Leone                      232          1.79           0.79
----------------------------------------------------------------------------------------------
 Singapore                         55           1.29           0.29
----------------------------------------------------------------------------------------------
 Slovak Republic                   421          1.39           0.39
----------------------------------------------------------------------------------------------
 Slovania Republic                 386          1.21           0.21
----------------------------------------------------------------------------------------------
 Spain                             34           1.23           0.23
----------------------------------------------------------------------------------------------
 Sri Lanka                         94           1.99           1.27
----------------------------------------------------------------------------------------------
 St. Helena                        290          1.25           1.25
----------------------------------------------------------------------------------------------
 St. Lucia                         1758         1.69           0.69
----------------------------------------------------------------------------------------------
 St. Pierre                        508          0.58           0.58
----------------------------------------------------------------------------------------------
 St. Vincent                       1784         1.79           0.79
----------------------------------------------------------------------------------------------
 Sudan                             249          1.55           0.55
----------------------------------------------------------------------------------------------
 Suriname                          597          1.99           1.25
----------------------------------------------------------------------------------------------
 Swaziland                         258          1.47           0.47
----------------------------------------------------------------------------------------------
 Sweden                            46           1.08           0.08
----------------------------------------------------------------------------------------------
 Switzerland                       41           1.15           0.15
----------------------------------------------------------------------------------------------
 Syria                             963          1.88           0.88
----------------------------------------------------------------------------------------------
 Taiwan                            886          1.29           0.29
----------------------------------------------------------------------------------------------
 Tajikistan                        73772        1.69           0.69
----------------------------------------------------------------------------------------------
 Tanzania                          255          1.79           0.79
----------------------------------------------------------------------------------------------
 Thailand                          66           1.64           0.64
----------------------------------------------------------------------------------------------
 Togo                              228          1.25           1.25
----------------------------------------------------------------------------------------------
 Tonga Island                      676          1.42           1.42
----------------------------------------------------------------------------------------------
 Trinidad & Tobago                 1868         1.99           0.49
----------------------------------------------------------------------------------------------
 Tunisia                           216          1.47           0.47
----------------------------------------------------------------------------------------------
 Turkey                            90           1.99           0.36
----------------------------------------------------------------------------------------------
 Turkmenistan                      993          1.25           1.25
----------------------------------------------------------------------------------------------
 Turks & Caico                     1649         1.59           0.59
----------------------------------------------------------------------------------------------

                                      11

 CANMAX PRICES FOR INTERNATIONAL CALLS
----------------------------------------------------------------------------------------------
 COUNTRY                           CODE         1ST MIN        ADDL. MIN.     TIME OF DAY
----------------------------------------------------------------------------------------------
                                                Retail Sell    Retail Sell
----------------------------------------------------------------------------------------------
 Tuvalu                            688          1.99           0.99
----------------------------------------------------------------------------------------------
 Uganda                            256          1.69           0.69
----------------------------------------------------------------------------------------------
 Ukraine                           380          1.47           0.47
----------------------------------------------------------------------------------------------
 United Arab Emierates             971          1.64           0.64
----------------------------------------------------------------------------------------------
 UK                                44           1.07           0.07
----------------------------------------------------------------------------------------------
 Uruguay                           588          1.69           0.69
----------------------------------------------------------------------------------------------
 US Virgin Islands                 1340         0.69           0.69
----------------------------------------------------------------------------------------------
 Uzbekistan                        998          1.11           1.11
----------------------------------------------------------------------------------------------
 Vanuatu Republic                  678          1.42           1.42
----------------------------------------------------------------------------------------------
 Vatican City                      379          0.66           0.66
----------------------------------------------------------------------------------------------
 Venezuela                         58           1.99           0.25
----------------------------------------------------------------------------------------------
 Vietnam,                          84           1.99           0.99
----------------------------------------------------------------------------------------------
 Wallis and Futuna                 681          0.71           0.71
----------------------------------------------------------------------------------------------
 Western Samoa                     685          1.25           1.25
----------------------------------------------------------------------------------------------
 Yemen                             967          1.79           0.79
----------------------------------------------------------------------------------------------
 Yugoslavia                        381          1.59           0.59
----------------------------------------------------------------------------------------------
 Zaire                             243          1.64           0.64
----------------------------------------------------------------------------------------------
 Zambia                            260          1.89           0.89
----------------------------------------------------------------------------------------------
 Zimbabwe                          263          1.47           0.47
----------------------------------------------------------------------------------------------

                                     EXHIBIT C


Not applicable:  no current Minute Cards.























                                     EXHIBIT C

                                                                               *
                                     EXHIBIT D


Discount Rates:

International Card - [    ]% discount prior to application of 3% Federal Excise
Tax ([    ]% net price inclusive of Federal Excise Tax.)

Domestic Card - [    ]% discount prior to application of 3% Federal Excise Tax
([    ]% net price inclusive of Federal Excise Tax.)

















                                     EXHIBIT D

                                     EXHIBIT E


Monthly reports in the attached form.

[THE ATTACHED FORM HAS BEEN OMITTED AS IT DOES NOT CONTAIN ANY MATERIAL INFORMATION]

























                                     EXHIBIT E